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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

                                SEPTEMBER 8, 2005
                Date of Report (date of earliest event reported)

                                THE BUCKLE, INC.
             (Exact name of Registrant as specified in its charter)


             NEBRASKA                    001-12951              47-0366193
 (State or other jurisdiction of        (Commission          (I.R.S. Employer
 incorporation or organization)         File Number)        Identification No.)


               2407 WEST 24TH STREET, KEARNEY, NEBRASKA 68845-4915 (Address of principal executive offices) (Zip Code)



       Registrant's telephone number, including area code: (308) 236-8491
       ------------------------------------------------------------------
               (Former name, former address and former fiscal year
                          if changed since last report)



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act(17 CFR 240.13e-4(c))


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                                TABLE OF CONTENTS


ITEM 7.01. Regulation FD Disclosure

ITEM 9.01(c) Exhibits

SIGNATURES

EXHIBIT INDEX

EXHIBIT 99.1



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ITEM 7.01.  Regulation FD Disclosure

Item 7.01. Information Provided Under Item 7.01 (Regulation FD Disclosure). The following information is furnished pursuant to Item 7.01, "Regulation FD Disclosure." On September 8, 2005, The Buckle, Inc. is scheduled to present at the Roth Capital Partners New York Conference at the Westin New York at Times Square. The Buckle, Inc. will be represented at the conference by Karen Rhoads, Vice President of Finance and Chief Financial Officer, and Kyle Hanson, Corporate Secretary and General Counsel. The Company will review past financial performance and provide a general overview of the Company and its approach to business. The full text of the press release is furnished as Exhibit 99.1 to this report. The Company's presentation will be posted in two files on the Company's web site for a period of 14 days. One file will contain the narrative and the second file will contain the visual presentation.


ITEM 9.01(c).  Financial Statements and Exhibits

Exhibit 99.1      Press Release Dated September 8, 2005



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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                          The Buckle, Inc.

Date:  September 8, 2005          By: /s/ KAREN B. RHOADS
                                  -----------------------
                                          Name:  Karen B. Rhoads
                                          Title: Vice President of Finance,
                                          Treasurer and Chief Financial Officer



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                                  EXHIBIT INDEX


Exhibit 99.1      Press Release Dated September 8, 2005